Putnam
Strategic
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

With a portfolio that spans a wide band of the fixed-income market, Putnam Strategic Income Fund felt the best and the worst effects of the economy's slowdown and investors' unrest during the semiannual period ended September 30, 2001. On the one hand, the assets selected for their potential to deliver the greatest returns took the hardest hit; on the other hand, the assets chosen for their safety of principal softened the blow in the markets' latest encounter with turbulence.

More importantly, in adhering to its objective of delivering high current income consistent with preservation of assets, your fund navigated the difficult environment well during the period. It was a noteworthy achievement, given the challenges that the management team confronted throughout the period and especially following the events of mid September.

In the following report, James Prusko and the Core Fixed-Income Team review fund performance and discuss the portfolio strategies the team employed during the period. Then they offer their views of what we can expect in the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

James M. Prusko
and the Core Fixed
Income Team

Putnam Strategic Income Trust reached its midyear mark on September 30, 2001, just three short weeks after the terrorists attacked the World Trade Center and the Pentagon. The real and anticipated aftershocks of these tragic events heavily influenced the various fixed-income sectors in which your fund invests -- U.S. government, high-yield, and foreign bonds. In the final three weeks of the fund's semiannual period, U.S. Treasury securities and government agency issues, particularly shorter-term maturities, experienced a dramatic run-up in price and decline in yield. Conversely, domestic high-yield bonds and emerging-market debt plummeted in price as yields soared, bringing the credit spread, or yield difference in comparison to U.S. Treasury securities, to roughly 10 percentage points. The last time credit spreads were this wide was in the fall of 1990 during the Gulf War.

Total return for 6 months ended 9/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -3.53%  -8.14%    -4.04%  -8.64%   -3.88%  -4.81%  -3.81%  -6.92%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* RECENT EVENTS MAGNIFIED EXISTING CONDITIONS

Throughout the period, most of your fund's assets were invested in higher-yielding, below-investment-grade securities, which were the issues most negatively affected by the recent events. This, in turn, offset gains achieved in other sectors and dampened returns for the first half of fiscal 2002.

To some extent, the economic, emotional, and financial fallout from the recent tragedies exaggerated trends that were already in place in the financial markets. For 18 months, the stock market had been experiencing severe price declines. The yield curve was already quite steep because of recession fears and aggressive monetary easing. Between January and early September, the Federal Reserve Board implemented seven interest-rate cuts, causing yields on shorter-term securities to decline more dramatically than yields on longer-term issues. High-yield bonds rated below BB were under quite a bit of pressure as the financial woes of many technology and telecommunications issuers mounted. As the summer progressed, economic growth continued to contract and consumer confidence began to weaken. Capital spending had all but disappeared.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS]

SECTOR WEIGHTINGS*

Corporate
bonds                           51.7%

Foreign
government
bonds                           15.4%

U.S. government
and agency
obligations
and CMOs                        11.9%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


In the aftermath of the attacks, a flight to quality ensued as investors shunned higher-risk investments and rushed back to the comparative safety of bond and money market funds. The Dow Jones Industrial Average suffered a 1,200-point drop the first week the market reopened. The market then continued gyrating through the end of September. The price deterioration previously experienced by bonds in the lower-rated tiers of the high-yield spectrum expanded to include BB-rated high-yield debt as well as investment-grade corporate bonds, two bond segments that had posted strong performance throughout much of the semiannual period. Liquidity in the high-yield bond market virtually evaporated for several weeks, although as this report was being written, there were indications it was returning to more normal levels.

The Fed responded quickly to bolster the world's financial markets by reducing short-term interest rates twice more during the period, bringing the overnight federal funds rate down to 3.0% before the end of the fiscal period and then to 2.00% by November -- the lowest level in 40 years. In fact, central banks worldwide reduced rates in concert with the Fed, causing extreme steepening of U.S. and European yield curves.

* BROAD DIVERSIFICATION REMAINS CORNERSTONE OF FUND STRATEGY

We believe one of your fund's strengths lies in its ability to invest across the fixed-income universe as well as throughout individual bond sectors. In the U.S. government sector, your fund's U.S. Treasury exposure is laddered to include short-, intermediate-, and long-term issues. Throughout the period we also maintained a sizable weighting in residential and commercial mortgage-backed issues, a sector which outperformed Treasury bonds through September 10. Despite the recent increase in prepayment risk, we will continue to favor mortgage-backed issues, believing their attractive relative values and yields present a buying opportunity. Furthermore, with Putnam's in-depth research capabilities, we have been able to target mortgage-backed securities, whose potential for prepayment risk is already reflected in their prices.

"While we are preparing for continued uncertainty, we believe there exists substantial opportunity to realize attractive returns over the long term."

-- James M. Prusko, portfolio manager


In the non-U.S. area, we have focused mainly on the mature, industrialized markets of Europe, which we call Core Europe. The sovereign debt we have particularly emphasized include the bonds issued by Sweden, Germany, France, and the United Kingdom. In the emerging markets, we have taken a cautious approach. Country selection, such as positions in Mexico and Russia, was generally favorable for fund performance. Although the global financial downturn resulting from the events of September 11 weakened the performance of these nations' bonds, the damage was less severe than that realized by other emerging-markets issuers.

* HIGH-YIELD POSITIONS REFLECT A VARIED SAMPLING OF AMERICAN INDUSTRY

Throughout the semiannual period, we maintained a slightly higher-than-normal weighting in high-yield bonds. With credit spreads historically wide and a Fed committed to jump-starting the economy, we believed the market had fully calculated and priced in the possibility of a recession and higher defaults. In our view, risk premiums were attractive; that is, we believed high-yield bond investors were getting well enough paid with an attractive yield to take on added risk.

However, against a general backdrop of rising defaults and unsettled investor sentiment, we actively avoided overemphasizing any one industry in the high-yield sector during the period, a strategy that proved beneficial as market volatility increased. Your fund has assets invested across such industries as basic materials, chemicals, forest products, wireless providers, finance, broadcasting, gaming, waste management, and health care, to name a few. The fund had relatively minimal exposure to the hard-hit airline industry.

Relative to the fund's benchmark and peers, we have underweighted the financially troubled telecommunications sector. Near the period's end, however, we had begun to add selectively to positions that offered compelling yields, companies that our research indicated could withstand a reasonable amount of economic weakness. Where we could, we avoided fixed-line companies experiencing operational and financial distress.

* UNCERTAIN TIMES DICTATE A STEADY COURSE

The economy, which was flirting with recession this past summer, now stands poised to experience it in full in the months ahead, especially since consumer confidence has been shaken to the core. This means corporate profitability will likely remain depressed for the next two or three calendar quarters, particularly within the airline, lodging, and tourist industries. In the current environment, the creditworthiness of many corporate issuers may well come into question. This event could result in continued downward pressure on high-yield securities over the short-term.

As we enter the second half of the fund's fiscal year, we currently expect to stay the course in our broad, diversified investment strategy. However, we have begun to pare down slightly the fund's high-yield bond exposure to help minimize risk. We remain on the lookout for situations in which bonds appear to have been oversold. Higher-quality high-yield bonds with strong balance sheets, such as those in defensive and cyclical industries, will likely gain our increased attention as well.


[GRAPHIC OMITTED: horizontal bar chart TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

CORPORATE BONDS

Echostar Broadband Corp.
Senior notes, 10.375%, 2007

Sun Life Canada Capital Trust
144A company guaranty 8.526%, 2049

Allied Waste Industries, Inc.
Company guaranty, series B, 10%, 2009

FOREIGN BONDS

Government of France
5.5%, 2010

Government of Sweden
Series 1045, 5.25%, 2011

Federal Republic of Brazil
8%, 2014

U.S. GOVERNMENT AGENCY

Government National Mortgage Assn.
7%, 12/15/22-11/15/26

Federal Home Loan Mortgage Corp.
5.25%, 1/15/06

U.S. Treasury Notes
5%, 2/15/11

Footnote reads:
These holdings represent 7.0% of the fund's net assets as of 9/30/01. Portfolio holdings will vary over time.


One change investors will notice in the months ahead is a dividend reduction, which was made after the end of the fiscal period and will show up in the November 30 dividend payment. This reduction was necessary because yields on the government and corporate bonds in which this fund invests have fallen sharply over the past 12 months.

What the next phase of the current business cycle will bring is anyone's guess. But history has shown that periods of crisis often create attractive buying opportunities. Utilizing Putnam's extensive research capabilities, we will continue to work hard to uncover them.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. Investments in non-U.S. securities may be subject to certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility may be associated with emerging markets securities. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of fund shares is not guaranteed and will fluctuate.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Strategic Income Fund is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield, and international fixed-income securities.



TOTAL RETURN FOR PERIODS ENDED 9/30/01

                             Class A            Class B             Class C            Class M
(inception dates)           (2/26/96)          (2/26/96)           (2/1/99)           (2/26/96)
                           NAV     POP        NAV     CDSC        NAV    CDSC       NAV      POP
---------------------------------------------------------------------------------------------------
6 months                 -3.53%  -8.14%     -4.04%  -8.64%     -3.88%  -4.81%     -3.81%   -6.92%
---------------------------------------------------------------------------------------------------
1 year                   -2.58   -7.21      -3.46   -7.90      -3.30   -4.19      -2.98    -6.15
---------------------------------------------------------------------------------------------------
5 years                   9.93    4.76       5.85    4.42       6.11    6.11       8.40     4.83
Annual average            1.91    0.93       1.14    0.87       1.19    1.19       1.63     0.95
---------------------------------------------------------------------------------------------------
Life of fund             14.50    9.11       9.75    9.03      10.09   10.09      12.75     9.03
Annual average            2.45    1.57       1.68    1.56       1.73    1.73       2.17     1.56
---------------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                                  Salomon Bros.
                      Lehman        Non-U.S.         CSFB       Consumer
                     Aggregate    World Govt.     High Yield     price
                    Bond Index    Bond Index        Index        index
-----------------------------------------------------------------------------
6 months               5.20%        5.63%          -4.59%        1.08%
-----------------------------------------------------------------------------
1 year                12.96         4.47           -4.94         2.65
-----------------------------------------------------------------------------
5 years               47.31         6.92           15.93        12.93
Annual average         8.06         1.35            3.00         2.46
-----------------------------------------------------------------------------
Life of fund          49.20        10.32           21.85        14.89
Annual average         7.42         1.77            3.60         2.52
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund's performance reflects a voluntary expense limitation currently or previously in effect. Had it not been in effect, the fund's total return would have been lower.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/01

                     Class A           Class B          Class C          Class M
--------------------------------------------------------------------------------------
Distributions
(number)                6                 6                6                6
--------------------------------------------------------------------------------------
Income             $0.294370         $0.270375        $0.270401        $0.286410
--------------------------------------------------------------------------------------
Capital gains          --                --               --               --
--------------------------------------------------------------------------------------
  Total            $0.294370         $0.270375        $0.270401        $0.286410
--------------------------------------------------------------------------------------
Share value:     NAV       POP           NAV              NAV        NAV       POP
--------------------------------------------------------------------------------------
3/31/01         $6.58     $6.91         $6.59             $6.60     $6.58     $6.80
--------------------------------------------------------------------------------------
9/30/01          6.06      6.36          6.06              6.08      6.05      6.25
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current
dividend
rate 1          10.51%    10.01%         9.68%             9.64%    10.25%     9.92%
--------------------------------------------------------------------------------------
Current
30-day SEC
yield 2          8.75      8.33          7.95              7.96      8.46      8.19
--------------------------------------------------------------------------------------

1 Income portion of most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Credit Suisse First Boston (CSFB) High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
September 30, 2001 (Unaudited)

CORPORATE BONDS AND NOTES (51.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (6.5%)
-------------------------------------------------------------------------------------------------------------------
$           260,000 Acetex Corp. 144A sr. notes 10 7/8s, 2009 (Canada)                               $      250,900
            310,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        275,900
            100,000 Airgas, Inc. 144A sr. sub. notes 9 1/8s, 2011                                           102,000
            490,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            455,700
            130,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                   126,750
            400,000 ARCO Chemical Co. deb. 9.8s, 2020                                                       360,000
             80,000 Avecia Group PLC company guaranty 11s, 2009
                    (United Kingdom)                                                                         76,000
            630,000 Better Minerals & Aggregates Co. company guaranty
                    13s, 2009                                                                               478,800
            180,000 Centaur Mining & Exploration company guaranty
                    11s, 2007 (Australia) (In default) (NON)                                                 21,600
             90,000 Doe Run Resources Corp. company guaranty
                    Ser. B, 11 1/4s, 2005                                                                    36,000
             40,000 Doe Run Resources Corp. company guaranty
                    Ser. B, 11 1/4s, 2005                                                                    19,200
            100,000 Doe Run Resources Corp. company guaranty
                    FRN Ser. B, 9.38s, 2003                                                                  40,000
            270,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004 (Canada)                                  102,600
            610,000 Equistar Chemicals LP/Equistar Funding Corp.
                    144A sr. notes 10 1/8s, 2008                                                            565,208
            280,000 Fibermark, Inc. 144A sr. notes 10 3/4s, 2011                                            249,200
            360,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                316,800
            110,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                   79,200
            220,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                      57,200
            150,000 Geo Specialty Chemicals, Inc. sr. sub. notes
                    10 1/8s, 2008                                                                           133,500
             60,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                        59,400
             10,000 Georgia-Pacific Group notes 8 1/8s, 2011                                                 10,030
            500,000 Hercules, Inc. 144A company guaranty 11 1/8s, 2007                                      480,000
            320,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         102,400
            110,000 Huntsman Corp. 144A company guaranty
                    9 1/2s, 2007                                                                             35,200
            670,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                           576,200
            230,000 IMC Global, Inc. 144A sr. notes 10 7/8s, 2008                                           226,711
            540,000 ISP Chemco, Inc. 144A sr. sub. notes 10 1/4s, 2011                                      530,550
             40,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                            39,800
             10,000 Kaiser Aluminum & Chemical Corp. sr. notes
                    9 7/8s, 2002                                                                              9,750
             20,000 Kaiser Aluminum & Chemical Corp. sr. notes
                    Ser. B, 10 7/8s, 2006                                                                    17,000
            565,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                           406,800
            310,000 LTV Corp. company guaranty 11 3/4s, 2009 (acquired
                    02/10/00, cost $309,646) (In default) (NON) (RES)                                         6,200
             60,000 LTV Corp. 144A company guaranty 8.2s, 2007
                    (acquired 12/19/00, cost $7,500) (In default) (NON) (RES)                                 1,650
            200,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                   182,000
            300,000 Lyondell Petrochemical Co. sec. notes Ser. B,
                    9 7/8s, 2007                                                                            271,500
             70,000 Messer Griesheim Holdings AG sr. notes
                    10 3/8s, 2011 (Germany)                                                                  59,305
            310,000 Millenium America, Inc. company guaranty
                    9 1/4s, 2008                                                                            290,978
            135,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                      51,300
            120,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                         117,600
             70,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                   65,450
            160,000 Owens-Illinois, Inc. deb. 7 1/2s, 2010                                                  120,000
            290,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                              229,100
             64,000 P&L Coal Holdings Corp. company guaranty
                    Ser. B, 9 5/8s, 2008                                                                     66,240
            290,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      294,350
            250,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (Canada) (In default) (NON)                                                 90,000
            446,000 Pioneer Americas Acquisition company guaranty
                    9 1/4s, 2007 (In default) (NON)                                                         142,720
            100,000 Pliant Corp. company guaranty 13s, 2010                                                  84,000
            210,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                    78,750
            150,000 Polymer Group, Inc. company guaranty Ser. B,
                    8 3/4s, 2008                                                                             56,250
            190,000 Potlatch Corp. 144A sr. sub. notes 10s, 2011                                            192,713
            380,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                     376,200
            705,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                           655,650
             30,000 Riverwood International Corp. company guaranty
                    10 5/8s, 2007                                                                            30,300
            250,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             175,000
            170,000 Sterling Chemicals Holdings sr. disc. notes
                    13 1/2s, 2008 (In default) (NON)                                                          5,100
            340,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006 (In default) (NON)                                                        272,000
            230,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                            233,450
            190,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            190,000
            360,000 Stone Container 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                  369,000
            380,000 Tembec Industries, Inc. company guaranty
                    8 5/8s, 2009 (Canada)                                                                   378,100
             50,000 Texas Petrochemical Corp. sr. sub. notes Ser. B,
                    11 1/8s, 2006                                                                            39,500
            260,000 United States Steel, LLC 144A company guaranty
                    10 3/4s, 2008                                                                           236,600
            280,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             201,600
             20,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                            4,000
            310,000 Wheeling-Pittsburgh Steel Corp. sr. notes
                    9 1/4s, 2007 (In default) (NON)                                                           8,138
                                                                                                      -------------
                                                                                                         11,815,143

Capital Goods (4.4%)
-------------------------------------------------------------------------------------------------------------------
            970,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 10s, 2009                                                                       970,000
            120,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 7 5/8s, 2006                                                                    117,300
            210,000 Applied Extrusion Technologies, Inc. 144A sr. notes
                    10 3/4s, 2011                                                                           210,000
            315,000 Argo-Tech Corp. 144A company guaranty
                    8 5/8s, 2007                                                                            220,500
            290,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          203,000
            170,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                  112,200
            230,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      149,500
            770,000 Blount, Inc. company guaranty 13s, 2009                                                 331,100
          1,040,000 Browning-Ferris deb. 7.4s, 2035                                                         826,800
             80,000 Case Corp. notes 7 1/4s, 2016                                                            57,600
             90,000 Case Corp. notes 7 1/4s, 2005                                                            79,200
            100,000 Day International Group, Inc. company guaranty
                    9 1/2s, 2008                                                                             75,000
            110,000 Decrane Aircraft Holdings Co. company guaranty
                    Ser. B, 12s, 2008                                                                       100,100
            260,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                          271,700
            150,000 Insilco Holding Co. sr. disc. notes stepped-coupon
                    zero % (14s, 8/15/03), 2008 (STP)                                                        22,500
            160,000 L-3 Communications Corp. company guaranty
                    Ser. B, 8s, 2008                                                                        160,000
            110,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                    110,000
             55,000 L-3 Communications Corp. sr. sub. notes Ser. B,
                    10 3/8s, 2007                                                                            58,025
          1,068,930 Mascotech, Inc. bank term loan FRN Ser. B, 7 3/4s,
                    2008 (acquired 11/28/00, cost $1,067,327) (RES)                                         908,591
            130,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                             133,900
            410,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  385,400
            210,000 Roller Bearing Co. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            178,500
            670,000 Sequa Corp. sr. notes 9s, 2009                                                          576,200
             20,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                               17,000
            360,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                                 313,200
             70,000 Terex Corp. company guaranty 8 7/8s, 2008                                                64,488
             60,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                       57,000
            998,611 U.S. Can Corp. bank term loan Ser. B, 7.56s, 2008
                    (acquired 10/02/00, cost $998,611) (RES)                                                966,655
            150,000 U.S. Can Corp. company guaranty Ser. B, 12 3/8s, 2010                                   133,500
            170,000 Xerox Cap Europe PLC company guaranty 5 7/8s,
                    2004 (United Kingdom)                                                                   139,400
            120,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 103,200
                                                                                                      -------------
                                                                                                          8,051,559

Communication Services (6.2%)
-------------------------------------------------------------------------------------------------------------------
            340,000 360Networks, Inc. sr. notes 13s, 2008 (Canada)
                    (In default) (NON)                                                                        3,400
             60,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                           37,800
            190,000 Alamosa Delaware, Inc. 144A sr. notes 13 5/8s, 2011                                     179,550
            200,000 Alamosa PCS Holdings, Inc. company guaranty stepped-
                    coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                             96,000
            260,000 American Cellular Corp. company guaranty
                    9 1/2s, 2009                                                                            241,800
            290,000 American Tower Corp. sr. notes 9 3/8s, 2009                                             246,500
            140,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008
                    (In default) (NON)                                                                        1,400
            130,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s,
                    2010 (Bermuda)                                                                           66,300
            120,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                       48,000
            160,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                   35,200
            285,000 Celcaribe SA sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                               171,000
            100,000 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010
                    (In default) (NON)                                                                       14,000
            350,000 Covad Communications Group, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s, 3/15/03),
                    2008 (In default) (NON) (STP)                                                            33,250
              2,000 Covad Communications Group, Inc. sr. notes Ser. B,
                    12s, 2010 (In default) (NON)                                                                320
            160,000 Crown Castle International Corp. sr. notes
                    10 3/4s, 2011                                                                           148,800
            340,000 Crown Castle International Corp. sr. notes
                    9 3/8s, 2011                                                                            292,400
            570,000 Cybernet Internet Services International, Inc. 144A
                    sr. disc. notes stepped-coupon zero % (13s, 8/15/04),
                    2009 (Denmark) (STP)                                                                      8,550
             80,000 Dobson Communications Corp. sr. notes
                    10 7/8s, 2010                                                                            81,600
            190,000 Dobson/Sygnet Communications, Inc. sr. notes
                    12 1/4s, 2008                                                                           197,600
            500,000 Econophone, Inc. company guaranty 13 1/2s, 2007
                    (In default) (NON)                                                                       10,000
            200,000 Equinix, Inc. sr. notes 13s, 2007                                                        70,000
            160,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom) (In default) (NON)                                                       2,400
             10,000 Exodus Communications, Inc. sr. notes 11 5/8s, 2010                                       1,150
            310,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                      34,100
             80,000 Exodus Communications, Inc. 144A sr. notes
                    11 1/4s, 2008                                                                             9,200
            220,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                        134,200
            260,000 Focal Communications Corp. sr. sub. notes stepped-
                    coupon Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                     49,400
             40,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                   17,400
            530,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                  219,950
            320,000 Global Crossing Holdings, Ltd. company guaranty
                    8.7s, 2007 (Bermuda)                                                                    132,800
            200,000 Globix Corp. sr. notes 12 1/2s, 2010                                                     46,000
            270,000 Horizon PCS, Inc. company guaranty stepped-coupon
                    zero % (14s, 10/1/05), 2010 (STP)                                                       110,700
             90,000 Hyperion Telecommunications Corp., Inc. sr. disc. notes
                    Ser. B, 13%, 2003                                                                        36,000
            340,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes
                    12s, 2007                                                                               115,600
            530,000 ICG Holdings, Inc. company guaranty 12 1/2s,
                    2006 (In default) (NON)                                                                  47,700
            330,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                             29,700
            210,000 ICG Services, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 2/15/03), 2008) (STP)                                                       18,900
             20,000 Intermedia Communications, Inc. sr. notes Ser. B,
                    8.6s, 2008                                                                               20,600
            130,000 Intermedia Communications, Inc. sr. notes Ser. B,
                    8 1/2s, 2008                                                                            133,575
            420,000 Intermedia Communications, Inc. sr. sub. notes Ser. B,
                    zero % (12 1/4s, 3/1/04), 2009 (STP)                                                    388,223
            230,000 Intira Corp. bonds zero %, 2010 (acquired 01/31/00,
                    cost $122,569) (RES)                                                                      2,300
            230,000 iPCS, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                              115,000
            500,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                       505,000
            170,000 IWO Holdings, Inc. company guaranty 14s, 2011                                           142,800
            340,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                     23,800
            170,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                           110,500
            130,000 Level 3 Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (10 1/2s, 12/1/03), 2008 (STP)                                             35,100
            320,000 Level 3 Communications, Inc. sr. notes 11 1/4s, 2010                                    136,000
            490,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                        213,150
            380,000 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008                                     163,400
            260,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                     158,600
            520,000 McCaw International, Ltd. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/02), 2007 (STP)                                                       119,600
             80,000 McLeodUSA, Inc. sr. notes 11 3/8s, 2009                                                  23,200
             10,000 McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                    3,400
             30,000 McLeodUSA, Inc. sr. notes 8 3/8s, 2008                                                    9,600
            320,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                  102,400
             50,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                                 500
             40,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                             400
             50,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                              500
            170,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                       21,250
            300,000 Metromedia Fiber Network, Inc. sr. notes
                    Ser. B, 10s, 2008                                                                        37,500
            470,000 Microcell Telecommunications sr. disc. notes
                    stepped-coupon Ser. B, zero % (14s, 12/1/01),
                    2006 (Canada) (STP)                                                                     211,500
            410,000 Millicom International Cellular SA sr. disc. notes
                    13 1/2s, 2006 (Luxembourg)                                                              287,000
            380,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         300,200
            682,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                      419,430
            160,000 Nextel International, Inc. sr. notes 12 3/4s, 2010                                       35,200
            190,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               119,700
             40,000 Nextel Partners, Inc. sr. notes 11s, 2010                                                25,200
          1,100,000 Nextlink Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (12 1/4s, 6/1/04), 2009 (STP)                                              93,500
            165,000 NorthEast Optic Network, Inc. sr. notes
                    12 3/4s, 2008                                                                            46,200
            140,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005
                    (In default) (NON)                                                                       23,100
             60,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005
                    (In default) (NON)                                                                        9,900
            130,000 Orion Network systems, Inc. sr. notes 11 1/4s, 2007                                      48,100
            270,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (STP)                                                      7,425
            400,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                            400,000
             40,000 PSINet, Inc. sr. notes 11 1/2s, 2008 (In default) (NON)                                   2,400
            290,000 PSINet, Inc. sr. notes 11s, 2009 (In default) (NON)                                      17,400
             30,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                               1,800
             40,000 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s,
                    2010 (In default) (NON)                                                                   2,000
            160,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s,
                    2007 (Canada)                                                                           144,000
            170,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                  161,500
            150,000 RSL Communications PLC 144A company guaranty
                    10 1/2s, 2008 (United Kingdom) (In default) (NON)                                         4,125
            306,000 RSL Communications, Ltd. company guaranty 12 1/4s,
                    2006 (United Kingdom) (In default) (NON)                                                  8,415
            140,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                136,850
            210,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                        170,100
            260,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 4/15/04), 2009 (STP)                                                    81,900
            360,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 7/8s, 3/15/05), 2010 (STP)                                            93,600
            220,000 Startec Global Communications Corp. sr. notes
                    12s, 2008                                                                                 7,700
             80,000 Tele1 Europe BV sr. notes 13s, 2009 (Netherlands)                                        16,800
            360,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       316,800
            140,000 Telecorp PCS, Inc. company guaranty stepped-coupon
                    zero % (11 5/8s, 4/15/04), 2009 (STP)                                                    82,600
            110,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                        75,900
             40,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                         27,600
            380,000 Tritel PCS, Inc. company guaranty 10 3/8s, 2011                                         326,800
            200,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          198,000
            400,000 UbiquiTel Operating Co. company guaranty stepped-
                    coupon zero % (14s, 4/15/05), 2010 (STP)                                                164,000
            350,000 US UnWired, Inc. company guaranty stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                           192,500
             60,000 Versatel Telecom BV sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                            14,700
            160,000 Versatel Telecom BV sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                            39,200
            570,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                            5,974
            340,000 Viatel, Inc. sr. notes 11 1/4s, 2008 (In default) (NON)                                   7,225
            830,000 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                      949,188
            100,000 Western Wireless Corp. 144A sr. sub. notes
                    10 1/2s, 2007                                                                           103,000
            310,000 Williams Communications Group, Inc. sr. notes
                    11 7/8s, 2010                                                                           130,200
            490,000 Williams Communications Group, Inc. sr. notes
                    11.7s, 2008                                                                             203,350
             50,000 Williams Communications Group, Inc. sr. notes
                    10 7/8s, 2009                                                                            21,000
             50,000 Williams Communications Group, Inc. sr. notes
                    10.7s, 2007                                                                              21,000
          1,062,000 WinStar Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (14 3/4s, 4/15/05), 2010
                    (In default) (NON) (STP)                                                                  6,638
            354,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010
                    (In default) (NON)                                                                        3,540
             40,000 WinStar Communications, Inc. sr. notes 12 1/2s, 2008
                    (In default) (NON)                                                                          250
            220,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008
                    (In default) (NON)                                                                        2,200
            210,000 XO Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9.45s, 4/15/03), 2008 (STP)                                                      27,300
             20,000 XO Communications, Inc. sr. notes 10 3/4s, 2008                                           4,000
            100,000 XO Communications, Inc. 144A sr. notes 12 1/2s, 2006                                     21,000
                                                                                                      -------------
                                                                                                         11,274,078

Consumer Cyclicals (10.3%)
-------------------------------------------------------------------------------------------------------------------
            190,000 Adams Outdoor Advertising bank term loan FRN
                    Ser. B, 6.465s, 2008 (acquired 08/01/01,
                    cost $190,000) (RES)                                                                    188,813
            370,000 Affinity Group Holdings sr. notes 11s, 2007                                             284,900
            239,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                   231,830
             15,000 Aftermarket Technology Corp. sr. sub. notes
                    Ser. D, 12s, 2004                                                                        14,550
            160,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-
                    coupon Ser. B, zero % (13 1/2s, 3/1/03), 2010 (STP)                                      20,800
            370,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                               246,050
            380,000 American Standard Companies, Inc. company
                    guaranty 7 5/8s, 2010                                                                   373,350
            200,000 Ameristar Casinos, Inc. company guaranty
                    10 3/4s, 2009                                                                           202,000
            180,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                        190,800
            160,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               160,000
             80,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                            66,400
            250,000 Autonation, Inc. 144A sr. notes 9s, 2008                                                235,000
            170,000 Autotote Corp. company guaranty Ser. B,
                    12 1/2s, 2010                                                                           168,300
            170,000 Beazer Homes USA, Inc. company guaranty
                    8 5/8s, 2011                                                                            163,200
            100,000 Building Materials Corp. company guaranty 8s, 2008                                       63,000
            165,000 CanWest Media, Inc. 144A sr. sub. notes
                    10 5/8s, 2011 (Canada)                                                                  162,525
            390,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                          397,800
            300,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                           270,000
             80,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              72,000
             40,000 Dana Corp. notes 7s, 2029                                                                26,800
             90,000 Dana Corp. notes 6 1/4s, 2004                                                            80,100
            450,000 Dana Corp. 144A sr. notes 9s, 2011                                                      396,000
            250,000 Dayton Superior Corp. company guaranty 13s, 2009                                        241,875
            100,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                               101,000
             70,000 Del Webb Corp. sr. sub. debs 9 3/4s, 2008                                                71,400
             10,000 Del Webb Corp. sr. sub. debs 9s, 2006                                                    10,075
            120,000 Delco Remy International, Inc. company guaranty
                    11s, 2009                                                                               118,800
             30,000 Delco Remy International, Inc. company guaranty
                    10 5/8s, 2006                                                                            29,700
            137,000 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                           47,950
            592,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        79,922
            470,000 Dura Operating Corp. company guaranty
                    Ser. D, 9s, 2009                                                                        397,150
             70,000 Exide Corp. sr. notes 10s, 2005                                                          49,000
             40,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                                 3,800
            230,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                21,850
             20,000 Felcor Lodging company guaranty 9 1/2s, 2008                                             17,200
            380,000 Felcor Lodging 144A sr. notes 8 1/2s, 2011                                              342,000
            338,300 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                        202,980
            170,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                         63,750
            250,000 Garden State Newspapers, Inc. sr. sub. notes
                    8 5/8s, 2011                                                                            225,000
            110,000 Harrah's Entertainment, Inc. company guaranty
                    7 7/8s, 2005                                                                            108,900
            100,000 Harrah's Entertainment, Inc. company guaranty
                    7 1/2s, 2009                                                                             96,835
             60,000 Harrah's Operating Co., Inc. company guaranty
                    8s, 2011                                                                                 57,785
             90,000 Hayes Lemmerz International, Inc. 144A company
                    guaranty 11 7/8s, 2006                                                                   51,300
            280,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                     56,000
            360,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                             79,200
            220,000 Herbst Gaming, Inc. 144A secd. notes 10 3/4s, 2008                                      203,500
            960,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                            772,800
            320,000 Hollinger Participation Trust 144A sr. notes
                    12 1/8s, 2010 (Canada)                                                                  236,800
            330,000 Hollywood Casino Corp. company guaranty
                    11 1/4s, 2007                                                                           330,000
            130,000 Hollywood Park, Inc. company guaranty Ser. B,
                    9 1/4s, 2007                                                                            107,900
            370,000 Horseshoe Gaming Holdings company guaranty
                    8 5/8s, 2009                                                                            362,600
            230,000 Host Marriott L.P. company guaranty Ser. G,
                    9 1/4s, 2007                                                                            204,700
            194,596 Interact Operating Co. notes 14s, 2003 (PIK)                                                 19
            290,000 International Game Technology sr. notes 8 3/8s, 2009                                    290,000
            370,000 Isle of Capri Black Hawk, LLC 1st mtge. Ser. B,
                    13s, 2004                                                                               403,300
            130,000 Isle of Capri Black Hawk, LLC company guaranty
                    8 3/4s, 2009                                                                            115,700
            330,000 ITT Corp. notes 6 3/4s, 2005                                                            322,493
             50,000 John Q. Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                      46,000
            340,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                              343,400
            200,000 K mart Corp. deb. 7 3/4s, 2012                                                          174,000
            200,000 K mart Corp. notes 9 3/8s, 2006                                                         188,000
             20,000 K mart Corp. 144A notes 9 7/8s, 2008                                                     18,600
            160,000 K. Hovnanian Enterprises, Inc. company guaranty
                    10 1/2s, 2007                                                                           158,400
            105,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                           29,400
            260,000 KB Home sr. sub. notes 9 1/2s, 2011                                                     243,100
            180,000 Key3media Group, Inc. company guaranty
                    11 1/4s, 2011                                                                           129,600
             70,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                          71,050
            200,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         199,000
             70,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                          69,341
            410,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                         405,281
            100,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       105,500
            100,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                      94,000
            330,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              234,300
             20,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                             19,325
            220,000 Mandalay Resort Group sr. sub. notes Ser. B,
                    10 1/4s, 2007                                                                           203,500
            250,000 Meristar Hospitality Corp. 144A sr. notes 9 1/8s, 2011                                  190,000
             60,000 Meristar Hospitality Corp. 144A sr. notes 9s, 2008                                       48,600
            400,000 MGM Mirage company guaranty 8 3/8s, 2011                                                360,000
            260,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            262,600
            140,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                       140,700
             20,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                               18,800
            120,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                             106,800
            110,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                         95,700
            100,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                      30,000
            110,000 Owens Corning notes 7s, 2009 (In default) (NON)                                          33,000
            445,000 Oxford Automotive, Inc. company guaranty
                    Ser. D, 10 1/8s, 2007                                                                   244,750
             70,000 Park Place Entertainment Corp. sr. sub. notes
                    9 3/8s, 2007                                                                             67,900
            430,000 Park Place Entertainment Corp. sr. sub. notes
                    8 7/8s, 2008                                                                            409,575
            200,000 Penn National Gaming, Inc. company guaranty
                    Ser. B, 11 1/8s, 2008                                                                   200,000
             70,000 Perry-Judd company guaranty 10 5/8s, 2007                                                58,100
             50,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                             32,500
            200,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                    183,000
            495,000 PRIMEDIA, Inc. 144A sr. notes 8 7/8s, 2011                                              371,250
            220,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               226,050
             40,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                           37,600
            620,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                465,000
            500,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            355,000
             50,000 Sealy Mattress Co. company guaranty stepped-coupon
                    Ser. B, zero % (10 7/8s, 12/15/02), 2007 (STP)                                           40,000
             70,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                   64,750
            180,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                           167,400
            330,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            306,900
             30,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                        27,300
             70,000 Station Casinos, Inc. 144A sr. sub. notes 9 3/4s, 2007                                   63,700
            100,000 Tenneco, Inc. company guaranty 11 5/8s,
                    2009 (Malaysia)                                                                          32,500
            180,000 Toll Corp. company guaranty 8 1/8s, 2009                                                162,000
             70,000 Tommy Hilfiger USA, Inc. company guaranty
                    6 1/2s, 2003                                                                             65,450
            380,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                      235,600
            320,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 252,800
            520,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                     526,500
            170,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                    154,700
             70,000 Venture Holdings Trust 144A sr. notes Ser. B,
                    9 1/2s, 2005                                                                             52,500
             46,386 Von Hoffman Press, Inc. 144A sr. sub. notes
                    13 1/2s, 2009                                                                            37,109
             45,000 Von Hoffman Press, Inc. 144A sr. sub. notes
                    10 3/8s, 2007                                                                            40,050
            450,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                          148,500
             40,000 William Carter Holdings Co. (The) 144A sr. sub.
                    notes 10 7/8s, 2011                                                                      40,400
                                                                                                      -------------
                                                                                                         18,924,383

Consumer Goods (10.6%)
-------------------------------------------------------------------------------------------------------------------
            290,000 Acme Television company guaranty 10 7/8s, 2004                                          255,200
            180,000 Adelphia Communications Corp. sr. notes
                    10 7/8s, 2010                                                                           158,400
            980,000 Adelphia Communications Corp. sr. notes
                    10 1/4s, 2011                                                                           857,500
            180,000 Adelphia Communications Corp. sr. notes
                    7 7/8s, 2009                                                                            145,800
            590,000 Adelphia Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2007                                                                            513,300
             30,000 Adelphia Communications Corp. sr. notes Ser. B,
                    8 3/8s, 2008                                                                             25,200
            310,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                            311,550
             90,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                             88,200
            120,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     104,400
            105,200 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           113,616
            220,000 Archibald Candy Corp. company guaranty
                    10 1/4s, 2004                                                                           136,400
            140,000 Armkel, LLC/Armkel Finance 144A sr. sub. notes
                    9 1/2s, 2009                                                                            141,400
            110,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                   89,100
            260,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D,
                    9 7/8s, 2007                                                                            210,600
              2,861 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (Australia) (In default) (NON) (PIK)                                                          1
            260,000 Benedek Communications Corp. sr. disc. notes
                    13 1/4s, 2006                                                                           140,400
             85,000 British Sky Broadcasting PLC company guaranty
                    8.2s, 2009 (United Kingdom)                                                              86,069
            550,000 British Sky Broadcasting PLC company guaranty
                    6 7/8s, 2009 (United Kingdom)                                                           516,599
             55,000 Central European Media Enterprises, Ltd. sr. notes
                    9 3/8s, 2004 (Bermuda)                                                                   13,750
            100,000 Century Communications Corp. sr. notes 8 3/8s, 2007                                      84,000
            230,000 Chancellor Media Corp. company guaranty 8s, 2008                                        236,900
            520,000 Charter Communications Holdings, LLC sr. disc.
                    notes zero %, 2011                                                                      306,800
            640,000 Charter Communications Holdings, LLC sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 5/15/06),
                    2011 (STP)                                                                              345,600
            230,000 Charter Communications Holdings, LLC sr. notes
                    11 1/8s, 2011                                                                           230,000
            150,000 Charter Communications Holdings, LLC sr. notes
                    10s, 2009                                                                               141,000
            720,000 Charter Communications Holdings, LLC sr. notes
                    8 5/8s, 2009                                                                            640,800
             80,000 Charter Communications Holdings, LLC sr. notes
                    8 1/4s, 2007                                                                             72,000
            130,000 Chiquita Brands International, Inc. sr. notes
                    10 1/4s, 2006 (In default) (NON)                                                         85,800
            310,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                  241,800
             40,000 Comcast UK Cable, Ltd. deb. 11.2s, 2007 (Bermuda)                                        25,900
             40,000 Constellation Brands, Inc. company guaranty
                    8 1/2s, 2009                                                                             38,700
            160,000 Constellation Brands, Inc. company guaranty
                    Ser. B, 8s, 2008                                                                        160,800
             70,000 Cott Corp. sr. notes 8 1/2s, 2007 (Canada)                                               70,350
            110,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                          115,500
            500,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           512,500
             80,000 Del Monte Corp. 144A sr. sub. notes 9 1/4s, 2011                                         80,800
            463,000 Diva Systems Corp. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                             52,088
            350,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                           274,750
             50,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                    51,000
            140,000 Doskocil Manufacturing Co. sr. sub. notes 10 1/8s,
                    2007 (In default) (NON)                                                                  16,800
             90,000 Eagle Family Foods company guaranty Ser. B,
                    8 3/4s, 2008                                                                             54,000
          1,385,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                      1,398,850
            100,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                97,500
             80,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                   74,000
            130,000 Emmis Communications Corp. sr. disc. notes stepped-
                    coupon zero % (12 1/2s, 3/15/06), 2011 (STP)                                             71,500
            230,000 Fleming Companies, Inc. company guaranty
                    10 1/8s, 2008                                                                           232,300
            120,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-
                    coupon zero % (10 1/4s, 11/1/02), 2007 (STP)                                            112,800
            560,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                       582,400
             80,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                         82,000
            100,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                            91,000
            250,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  167,500
            190,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                     167,200
            240,000 Home Interiors & Gifts, Inc. company guaranty
                    10 1/8s, 2008                                                                           156,000
            180,000 Insight Communications Co., Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 2/15/06),
                    2011 (STP)                                                                               99,000
            340,000 Insight Midwest LP/Insight Capital, Inc. sr. notes
                    10 1/2s, 2010                                                                           351,900
            330,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                              169,950
             10,000 Iron Age Holdings Corp. sr. disc. notes stepped-
                    coupon zero % (12 1/8s, 5/1/03), 2009 (STP)                                                 900
             20,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 7/8s, 10/15/02), 2007 (STP)                                                    6,600
            210,000 Leiner Health Products sr. sub. notes 9 5/8s,
                    2007 (In default) (NON)                                                                  15,225
            270,000 LIN Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                        195,750
             60,000 LIN Holdings Corp. 144A sr. disc. notes stepped-
                    coupon zero % (10s, 3/1/03), 2008 (STP)                                                  33,000
            210,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                      192,150
            125,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                          118,750
             70,000 News America, Inc. sr. notes 6 5/8s, 2008                                                70,840
            355,000 North Atlantic Trading Co. company guaranty
                    Ser. B, 11s, 2004                                                                       312,400
          1,500,000 NTL Communications Corp. sr. notes Ser. B,
                    11 7/8s, 2010                                                                           772,500
             80,000 NTL Communications Corp. sr. notes Ser. B,
                    11 1/2s, 2008                                                                            41,600
             60,000 NTL Communications Corp. sr. notes stepped-coupon
                    Ser. B, zero % (12 3/8s, 10/1/03), 2008 (STP)                                            18,600
            310,000 NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005                                               161,200
            170,000 ONO Finance PLC sr. notes 13s, 2009
                    (United Kingdom)                                                                        100,300
             70,000 Pegasus Communications Corp. sr. notes Ser. B,
                    9 3/4s, 2006                                                                             59,500
            220,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                               180,400
            170,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                    170,850
            150,000 Polaroid Corp. sr. notes 11 1/2s, 2006                                                   36,750
            160,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                        162,400
            500,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                              472,500
            190,000 Quebecor Media, Inc. 144A sr. disc. notes stepped-
                    coupon zero % (13 3/4s, 7/15/06), 2011
                    (Canada) (STP)                                                                           96,900
            250,000 Quebecor Media, Inc. 144A sr. notes 11 1/8s,
                    2011 (Canada)                                                                           247,500
            597,699 Quorum Broadcast Holdings, LLC notes stepped-
                    coupon zero % (15s, 5/15/06), 2009 (acquired
                    05/15/01, cost $524,488) (RES) (STP)                                                    237,526
            240,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                    127,200
            170,000 Radio One, Inc. 144A sr. sub. notes 8 7/8s, 2011                                        169,150
             30,000 RCN Corp. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 10/15/02), 2007 (STP)                                                           6,900
            170,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (9.8s, 2/15/03), 2008 (STP)                                                       39,100
            250,000 RCN Corp. sr. notes 10 1/8s, 2010                                                        85,000
             96,891 Regal Cinemas, Inc. bank term loan 7s, 2006
                    (acquired 03/14/01,cost $86,839) (RES)                                                   97,537
             74,004 Regal Cinemas, Inc. bank term loan FRN Ser. B,
                    7 3/4s, 2006 (acquired 03/14/01,cost $66,149) (RES)                                      74,321
            258,987 Regal Cinemas, Inc. bank term loan FRN Ser. C,
                    7 1/2s, 2006 (acquired 03/26/01,cost $228,789) (RES)                                    260,097
              1,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008
                    (In default) (NON)                                                                          180
             60,000 Revlon Consumer Products sr. notes 9s, 2006                                              43,800
            250,000 Revlon Consumer Products sr. sub. notes
                    8 5/8s, 2008                                                                            115,000
             60,000 Rogers Cablesystems, Ltd. deb. 10 1/8s,
                    2012 (Canada)                                                                            62,400
             30,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                       31,800
             60,000 Rogers Cablesystems, Ltd. sr. notes Ser. B,
                    10s, 2005 (Canada)                                                                       62,400
            420,000 Sbarro, Inc. company guaranty 11s, 2009                                                 386,400
            120,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                          117,600
            240,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005
                    (In default) (NON)                                                                           24
             70,000 Sinclair Broadcast Group, Inc. company guaranty
                    9s, 2007                                                                                 63,700
             80,000 Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                  76,000
            220,000 Sinclair Broadcast Group, Inc. sr. sub. notes
                    8 3/4s, 2007                                                                            198,000
            275,000 Premier Parks, Inc. sr. notes 8 7/8s, 2006                                              269,500
            110,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                  103,400
            150,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               129,750
            150,000 Supercanal Holdings SA 144A sr. notes 11 1/2s,
                    2005 (Argentina) (In default) (NON)                                                      15,000
            330,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                        204,600
            140,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                  141,400
            200,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   193,000
            210,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                   206,850
            630,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s,
                    2008 (In default) (NON)                                                                  25,200
            670,000 United Pan-Europe NV sr. disc. notes 12 1/2s,
                    2009 (Netherlands)                                                                       60,300
          1,680,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                      142,800
             70,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                        6,650
             60,000 United Rentals (North America), Inc. 144A company
                    guaranty 10 3/4s, 2008                                                                   58,950
            250,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B,
                    10 1/4s, 2009 (In default) (NON)                                                         60,000
            220,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                  103,400
            540,000 Young Broadcasting, Inc. 144A sr. sub. notes 10s, 2011                                  432,000
                                                                                                      -------------
                                                                                                         19,472,823

Energy (2.8%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B,
                    8 7/8s, 2007                                                                             99,000
            160,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         157,600
            630,000 Chesapeake Energy Corp. company guaranty
                    8 1/8s, 2011                                                                            592,200
            170,000 El Paso Energy Partners L.P. 144A company guaranty
                    8 1/2s, 2011                                                                            170,000
             90,000 Forest Oil Corp. company guaranty 10 1/2s, 2006                                          90,900
            130,000 Forest Oil Corp. 144A sr. notes 8s, 2008                                                126,100
             20,000 Giant Industries Corp. company guaranty 9s, 2007                                         18,400
            120,000 Grant Prideco, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            114,000
            130,000 Hanover Equipment Trust 144A sec. notes
                    8 1/2s, 2008                                                                            129,025
            220,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                        229,900
            130,000 Key Energy Services, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                            129,341
            150,000 Leviathan Gas Corp. company guaranty Ser. B,
                    10 3/8s, 2009                                                                           159,750
            100,000 Lone Star Technologies, Inc. 144A sr. sub. notes
                    9s, 2011                                                                                 84,000
            460,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                    434,700
             70,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 3/8s, 2010                                     65,275
            390,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                            407,796
            210,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                             210,952
            400,000 Parker Drilling Corp. company guaranty Ser. D,
                    9 3/4s, 2006                                                                            396,000
            200,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                            213,000
             90,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                   89,550
             20,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                            20,200
             20,000 Pride International, Inc. sr. notes 10s, 2009                                            21,000
            180,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   185,400
            100,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                     45,000
            145,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                            153,372
             70,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                         67,900
            220,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                                        242,000
            340,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                     359,550
            130,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                     128,375
             60,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B,
                    8 3/4s, 2009                                                                             61,200
                                                                                                      -------------
                                                                                                          5,201,486

Financial (3.6%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                             18,900
            465,000 Advanta Corp. 144A company guaranty Ser. B,
                    8.99s, 2026                                                                             297,600
            258,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004
                    (In default) (NON)                                                                       98,040
            150,000 Colonial Capital II 144A company guaranty
                    8.92s, 2027                                                                             139,164
             90,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       43,200
            170,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    161,500
            110,000 Conseco Financing Trust II company guaranty
                    8.7s, 2026                                                                               52,800
            200,000 Conseco, Inc. sr. notes 10 3/4s, 2008                                                   156,000
            320,000 Delta Financial Corp. company guaranty 9 1/2s,
                    2004 (In default) (NON)                                                                  92,800
          1,233,000 Finova Group, Inc. notes 7 1/2s, 2009                                                   493,200
            320,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  326,154
            415,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010
                    (South Korea)                                                                           427,450
            130,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                            124,800
EUR         610,000 Kredit Fuer Wiederaufbau bonds 5 1/2s,
                    2007 (Germany)                                                                          582,342
$         1,000,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        809,720
            160,000 Local Financial Corp. sr. notes 11s, 2004                                               160,000
             85,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                  25,500
            110,000 Ocwen Capital Trust I company guaranty
                    10 7/8s, 2027                                                                            84,700
            135,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                  125,550
            105,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                                99,750
            220,000 Outsourcing Solutions, Inc. sr. sub. notes
                    Ser. B, 11s, 2006                                                                       183,700
            220,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         211,200
             40,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                              28,727
            450,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         492,750
          1,010,000 Sun Life Canada Capital Trust 144A company
                    guaranty 8.526s, 2049                                                                 1,036,149
            160,000 Superior Financial 144A sr. notes 8.65s, 2003                                           164,163
            110,000 Willis Corroon Corp. 144A company guaranty
                    9s, 2009                                                                                111,100
                                                                                                      -------------
                                                                                                          6,546,959

Health Care (2.6%)
-------------------------------------------------------------------------------------------------------------------
            110,000 ALARIS Medical Systems, Inc. 144A company guaranty
                    9 3/4s, 2006                                                                             88,000
            330,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 8/1/03), 2008 (STP)                                                    145,200
            190,000 AmerisourceBergen Corp. 144A sr. notes 8 1/8s, 2008                                     194,750
            110,000 Beverly Enterprises, Inc. sr. notes 9 5/8s, 2009                                        115,500
             80,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                          86,400
            270,000 Conmed Corp. company guaranty 9s, 2008                                                  270,000
            130,000 DaVita, Inc. company guaranty Ser. B, 9 1/4s, 2011                                      134,550
             40,000 Genesis Health Ventures, Inc. bank term loan FRN
                    6.75s, 2004 (acquired 06/08/01,cost $27,700) (RES)                                       28,900
            150,000 Hanger Orthopedic Group, Inc. sr. sub. notes
                    11 1/4s, 2009                                                                           106,500
             70,000 HCA, Inc. med. term notes 7.69s, 2025                                                    65,450
            330,000 HCA, Inc. med. term notes 6.63s, 2045                                                   332,505
            270,000 HCA, Inc. notes 8 3/4s, 2010                                                            291,600
             70,000 HCA, Inc. notes 8.36s, 2024                                                              69,300
            240,000 HCA, Inc. notes 7s, 2007                                                                240,000
            180,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                          194,400
            250,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                           1,123
            140,000 Kinetic Concepts, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            135,800
             40,000 Loewen Group International, Inc. company guaranty
                    Ser. 6, 7.2s, 2003 (In default) (NON)                                                    18,600
             40,000 Loewen Group International, Inc. 144A company
                    guaranty Ser. 4, 8 1/4s, 2003 (In default) (NON)                                         23,000
             40,000 Loewen Group International, Inc. company guaranty
                    Ser. 7, 7.6s, 2008 (In default) (NON)                                                    18,600
CAD          70,000 Loewen Group, Inc. (The) company guaranty
                    Ser. 5, 6.1s, 2002 (Canada) (In default) (NON)                                           27,699
$           430,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                  412,800
            150,000 Magellan Health Services, Inc. 144A sr. notes
                    9 3/8s, 2007                                                                            151,875
            480,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    Ser. B, 9 1/2s, 2007 (In default) (NON)                                                   3,350
             80,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-
                    coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (NON) (STP)                                                                    558
            220,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                 2,200
            145,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                                15
             30,000 Multicare Cos., Inc. bank term loan FRN Ser. B, 8 1/4s,
                    2004 (acquired 06/08/01,cost $20,775) (RES)                                              22,650
            630,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          25,200
            180,000 Omnicare, Inc. 144A sr. sub. notes 8 1/8s, 2011                                         183,600
            240,000 Paracelsus Healthcare sr. sub. notes 10s, 2006
                    (In default) (NON)                                                                       75,900
             40,000 Service Corp. International debs. 7 7/8s, 2013                                           31,200
             20,000 Service Corp. International notes 7.7s, 2009                                             17,200
            210,000 Service Corp. International notes 6s, 2005                                              176,400
            120,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                           126,600
          1,125,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                             113
             30,000 Sun Healthcare Group, Inc. 144A sr. sub. notes
                    9 3/8s, 2008 (In default) (NON)                                                               3
            100,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   106,000
            230,000 Triad Hospitals Holdings company guaranty Ser. B,
                    11s, 2009                                                                               248,400
            380,000 Triad Hospitals, Inc. company guaranty Ser. B,
                    8 3/4s, 2009                                                                            387,600
            180,000 Vanguard Health Systems, Inc. 144A sr. sub. notes
                    9 3/4s, 2011                                                                            184,500
                                                                                                      -------------
                                                                                                          4,744,041

Technology (0.6%)
-------------------------------------------------------------------------------------------------------------------
            260,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                           208,000
             50,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2006                                            41,500
            130,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (NON)                                      92,950
             30,000 Comdisco, Inc. notes Ser. MTN, 6.62s, 2001
                    (In default) (NON)                                                                       21,600
             40,000 Fairchild Semiconductor Corp. company guaranty
                    10 3/8s, 2007                                                                            38,000
            110,000 Fairchild Semiconductor Corp. sr. sub. notes
                    10 1/8s, 2007                                                                           102,025
            440,000 Firstworld Communication Corp. sr. disc. notes
                    stepped-coupon zero % (13s, 4/15/03), 2008 (STP)                                         17,600
            450,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                             288,000
            100,000 SCG Holding & Semiconductor Corp. company
                    guaranty 12s, 2009                                                                       50,000
             50,000 Seagate Technology, Inc. 144A company guaranty
                    12 1/2s, 2007 (Cayman Islands)                                                           49,500
            190,000 Telecommunications Techniques, Inc. company
                    guaranty 9 3/4s, 2008                                                                   133,000
            130,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                         13
             90,000 Telex Communications, Inc. company guaranty
                    10 1/2s, 2007                                                                            22,500
            320,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                          64,000
                                                                                                      -------------
                                                                                                          1,128,688

Transportation (1.2%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                        12,600
            480,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                      508,156
            150,000 American Airlines, Inc. bonds Ser. 01-2, Class B,
                    8.608s, 2011                                                                            153,750
             70,000 American Airlines, Inc. 144A pass thru certificates
                    Ser. 01-2, Class A-2, 7.858s, 2011                                                       72,338
            250,000 Calair, LLC 144A company guaranty 8 1/8s, 2008                                          240,625
            150,000 Eletson Holdings 1st pfd. mtge. notes 9 1/4s,
                    2003 (Greece)                                                                           150,000
            180,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                            183,600
             70,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004
                    (In default) (NON)                                                                       10,150
            140,000 Navistar International Corp. company guaranty
                    Ser. B, 9 3/8s, 2006                                                                    135,800
            320,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                 281,600
             70,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                    51,800
            140,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                  100,800
            220,000 Pegasus Shipping 144A company guaranty stepped-
                    coupon zero % (14 1/2s, 6/20/03), 2008
                    (Bermuda) (STP)                                                                           7,700
            220,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                           224,400
             50,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                   20,500
            160,000 US Air, Inc. pass-through certificates Ser. 93A3,
                    10 3/8s, 2013                                                                            92,800
                                                                                                      -------------
                                                                                                          2,246,619

Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------
            330,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                  280,500
            180,000 AES Corp. (The) notes 8 3/4s, 2008                                                      153,000
            460,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                  391,000
            130,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                            132,600
            220,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            220,000
            240,000 Calpine Canada Energy Finance company guaranty
                    8 1/2s, 2008 (Canada)                                                                   242,005
             85,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                    86,700
            690,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    669,762
            190,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    183,480
             10,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                      9,364
            590,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         572,300
             80,000 Edison International notes 6 7/8s, 2004                                                  68,400
            150,000 Edison Mission Energy 144A sr. notes 10s, 2008                                          153,149
            430,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                     509,438
            240,000 Mission Energy Holding 144A sec. notes
                    13 1/2s, 2008                                                                           246,600
            209,605 Northeast Utilities notes Ser. A, 8.58s, 2006                                           223,142
             44,000 Northeast Utilities notes Ser. B, 8.38s, 2005                                            46,508
            110,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005                                  102,300
            350,000 Southern California Edison Co. notes 8.95s, 2003                                        305,375
             30,000 Southern California Edison Co. notes 6 3/8s, 2006                                        24,900
            230,000 Tiverton/Rumford Power Associates, Ltd. 144A
                    pass-through certificates 9s, 2018                                                      225,437
            369,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                        372,690
                                                                                                     --------------
                                                                                                          5,218,650
                                                                                                     --------------
                    Total Corporate Bonds and Notes
                    (cost $119,400,791)                                                              $   94,624,429

FOREIGN GOVERNMENT BONDS AND NOTES (12.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD         485,000 Argentina (Republic of) bonds 11 3/4s, 2015                                      $      276,450
USD       1,389,420 Argentina (Republic of) bonds, 12 1/4s, 2018                                            741,950
USD         190,000 Argentina (Republic of) bonds, 12s, 2031                                                101,175
USD         255,000 Argentina (Republic of) unsub. 9 3/4s, 2027                                             137,063
USD         860,000 Argentina (Republic of) unsub. notes stepped-
                    coupon, 7s (15 1/2s, 12/19/04), 2008 (STP)                                              517,118
USD         695,000 Brazil (Federal Republic of) bonds
                    12 1/4s, 2030                                                                           504,779
USD         890,000 Brazil (Federal Republic of) unsub. notes
                    11s, 2040                                                                               578,500
USD         380,000 Bulgaria (Government of) Ser. A,
                    4.563s, 2024                                                                            291,650
USD         465,000 Bulgaria (Government of) Ser. A, 3.00s, 2012                                            370,838
CAD       1,805,000 Canada (Government of) bonds 6s, 2011                                                 1,200,968
CAD         515,000 Canada (Government of) bonds
                    5 1/2s, 2010                                                                            331,204
CAD         495,000 Canada (Government of) bonds
                    Ser. WL43, 5 3/4s, 2029                                                                 311,823
USD         355,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              339,025
USD         240,000 Ecuador (Republic of) bonds Ser. REGS,
                    12s, 2012                                                                               155,712
USD         190,000 Ecuador (Republic of) bonds stepped-coupon
                    Ser. REGS, 5s (6s, 8/15/02), 2030 (STP)                                                  76,475
EUR         230,000 France (Government of) deb. 4s, 2009                                                    198,735
EUR       2,920,000 France (Government of) 5 1/2s, 2010                                                   2,778,300
EUR         470,000 Germany (Federal Republic of) bonds
                    Ser. 97, 6s, 2007                                                                       464,950
EUR         580,000 Italy (Government of) bonds 4 3/4s, 2006                                                540,236
NZD       1,020,000 New Zealand (Government of) bonds
                    Ser. 709, 7s, 2009                                                                      431,524
USD         570,000 Philippines (Republic of) bonds 9 7/8s, 2019                                            464,550
USD         125,000 Philippines (Republic of) notes 10 5/8s, 2025                                           102,975
USD         830,000 Russia (Federation of) bonds 12 3/4s, 2028                                              812,404
USD       1,795,000 Russia (Federation of) unsub. 8 1/4s, 2010                                            1,364,200
USD       1,840,000 Russia (Federation of) unsub. stepped-coupon
                    5s (7 1/2s, 3/31/07), 2030 (STP)                                                        839,592
USD       2,287,500 Russia (Federation of) 144A unsub. stepped-
                    coupon 5s (7 1/2s, 3/31/07), 2030 (STP)                                               1,043,786
SEK      27,205,000 Sweden (Government of) Ser. 1045,
                    5 1/4s, 2011                                                                          2,537,688
USD         220,000 Turkey (Republic of) bonds 11 3/4s, 2010                                                191,136
GBP         770,000 United Kingdom Treasury bonds Ser. 85,
                    9 3/4s, 2002                                                                          1,185,828
GBP         565,000 United Kingdom Treasury bonds
                    8 1/2s, 2005                                                                            943,599
USD         535,000 United Mexican States bonds 11 3/8s, 2016                                               618,621
USD         880,000 United Mexican States bonds Ser. MTN,
                    8.3s, 2031                                                                              783,200
USD         550,000 United Mexican States bonds Ser. XW,
                    10 3/8s, 2009                                                                           601,590
USD         640,000 United Mexican States notes Ser. A,
                    9 7/8s, 2010                                                                            682,432
USD         450,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              301,500
                                                                                                     --------------
                    Total Foreign Government Bonds and Notes
                    (cost $23,512,158)                                                               $   22,821,576

COLLATERALIZED MORTGAGE OBLIGATIONS (10.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,100,000 Amresco Commercial Mortgage Funding I 7.64s, 2029                                $    1,154,141
            159,818 Blackstone Hotel Acquisition Co. jr. mtge. loan FRN
                    9.794s, 2003                                                                            224,504
            715,172 Blackstone Hotel Acquisition Co. sr. mtge. loan 6.919s,
                    2003 (acquired 08/17/98, cost $1,151,776) (RES)                                       1,053,080
                    Chase Commercial Mortgage Securities Corp.
            250,000 Ser. 00-1, Class E, 8.42s, 2010                                                         274,475
            155,000 Ser. 00-3, Class G, 6.887s, 2019                                                        127,100
            485,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Class D, 6.975s, 2010                                                                   478,521
         17,575,749 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 1.17s, 2020                                                       1,064,157
            480,000 Countrywide Home Loan Ser. 98-3, Class A5,
                    6 3/4s, 2028                                                                            492,150
            420,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                  427,119
          1,859,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class A2, 7s, 2011                                                                    1,897,342
            372,000 Criimi Mae Commercial Mortgage Trust 144A
                    Ser. 98-C1, Class B, 7s, 2011                                                           343,286
                    CS First Boston Mortgage Securities Corp.
            135,000 Ser. 01-CF2, Class E, 7.29s, 2011                                                       141,278
            155,000 Ser. 01-CF2, Class G, 6.93s, 2011                                                       152,478
         13,086,912 Deutsche Mortgage & Asset Receiving Corp.
                    Ser. 98-C1, Class X, IO, 1.22s, 2023                                                    598,113
                    Euro Loan Conduit 144A
            150,000 FRN Ser. 7A, Class E, 8.493s, 2006
                    (United Kingdom)                                                                        207,200
            250,000 FRN Ser. 7A, Class D, 6.743s, 2006
                    (United Kingdom)                                                                        363,701
                    Fannie Mae
            145,701 Ser. 93-245, Class SD, 12.404s, 2023                                                    149,275
              2,023 Ser. 92-15, Class L, IO, 8s, 2022                                                        44,896
            336,671 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                      357,292
            235,200 Ser. 98-1, Class SA, IO, 6 1/2s, 2024                                                    82,816
            102,864 zero %, December 17, 2025                                                                96,692
          4,842,921 FFCA Secured Lending Corp. Ser. 00-1, Class X,
                    IO, 1.72s, 2020                                                                         439,646
            550,000 First Union National Bank Commercial Mortgage
                    Ser. 00-C1, Class E, 8.499s, 2010                                                       598,898
                    Freddie Mac
            133,203 Ser. 2319, Class S, 13.607s, 2031                                                       132,246
            555,000 Ser. 2032, Class SK, IO, 6 1/2s, 2024                                                   150,544
            143,460 Ser. 2302, Class LO, Principal Only (PO),
                    zero %, 2031                                                                            128,526
            206,702 Ser. 180, PO, zero %, 2026                                                              183,932
            261,171 Ser. 1208, Class F, zero %, 2022                                                        230,330
            160,000 GE Capital Commercial Mortgage Corp. Ser. 01-1,
                    Class G, 7.04s, 2011                                                                    158,200
            285,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                                 292,347
            570,000 General Growth Properties Ala Moa FRB Ser. 99-C1,
                    Class E, 5.83s, 2009                                                                    570,000
                    General Growth Properties-Homart 144A
            140,000 Ser. 99-C1, Class F, 6.08s, 2003                                                        140,000
            120,000 Ser. 99-C1, Class G, 5.83s, 2003                                                        120,000
                    General Growth Properties-Ivanhoe
            137,876 Ser. 99-C1, Class G, 6.83s, 2004                                                        137,876
            229,793 Ser. 99-C1, Class F, 6.08s, 2004                                                        229,793
            695,000 GMAC Commercial Mortgage Securities Inc.
                    Ser. 98-C2, Class D, 6 1/2s, 2010                                                       694,609
                    Government National Mortgage Association
          1,179,594 Ser. 99-46, Class SQ, IO, 0.996s, 2027                                                   79,255
            513,714 Ser. 99-42, PO, zero %, 2027                                                            491,239
            305,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C,
                    5.16s, 2041 (United Kingdom)                                                            304,238
          1,345,000 Holmes Financing PLC Ser. 1, Class 2C, 4.92s, 2040
                    (United Kingdom)                                                                      1,336,930
            550,000 LB Commercial Conduit Mortgage Trust Ser. 99-C1,
                    Class D, 7.02s, 2009                                                                    564,650
                    Merrill Lynch Mortgage Investors, Inc.
          4,711,624 Ser. 96-C2, IO, 9.1s, 2028                                                              317,298
          4,304,838 Ser. 98-C2, IO, 7.86s, 2030                                                             288,559
            210,000 Ser. 95-C3, Class D, 7.782s, 2025                                                       224,388
            315,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        313,893
            320,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                       230,725
          1,869,901 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X,
                    IO, 8.05s, 2012                                                                         108,396
            130,625 PNC Mortgage Securities Corp. Ser. 97-6, Class A2,
                    6.6s, 2027                                                                              130,707
             14,893 Prudential Home Mortgage Securities Ser. 93-57,
                    Class A4, 5.9s, 2023                                                                     15,152
            400,000 Residential Mortgage Securities 144A FRB Ser. 8,
                    Class M, 6.038s, 2038                                                                   584,861
             53,339 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                      55,078
            700,000 Starwood Asset Receivables Trust FRB Ser. 00-1,
                    Class E, 5.411s, 2005                                                                   704,410
          1,792,085 Structured Asset Security Corp. Ser. 98-RF3, IO,
                    1.8s, 2028                                                                              334,000
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $19,484,797)                                                               $   20,020,342

BRADY BONDS (2.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           504,000 Argentina (Republic of) debs. FRB 3 3/8s, 2005                                   $      354,060
          3,743,486 Brazil (Federal Republic of) bonds 8s, 2014                                           2,517,495
            265,000 Brazil (Federal Republic of) govt. guaranty FRB
                    5 1/2s, 2012                                                                            156,350
            480,150 Bulgaria (Government of) deb. Ser. PDI, 4.563s, 2011                                    373,317
            570,000 Peru (Republic of) FLIRB 3 3/4s, 2017                                                   365,541
          1,260,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                      1,146,600
            619,041 Venezuela (Republic of) deb. Ser. DL, 4 3/4s, 2007                                      490,590
                                                                                                     --------------
                    Total Brady Bonds (cost $5,833,381)                                              $    5,403,953

PREFERRED STOCKS (2.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              3,543 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                            $           35
              9,980 Brand Scaffold Services, Inc. 144A $3.63 pfd.                                           339,320
             16,000 California Federal Bancorp, Inc. Ser. A, $2.28 pfd.                                     400,000
             12,575 Chevy Chase Capital Corp. Ser. A, $5.19 pfd. (PIK)                                      710,488
              1,200 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                                31,200
             60,000 CSBI Capital Trust I 144A company guaranty
                    Ser. A, 11.75% pfd.                                                                      66,000
              6,955 CSC Holdings, Inc. Ser. M, $11.13 cum. pfd. (PIK)                                       730,275
              1,000 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                         100,000
              3,500 Diva Systems Corp. Ser. C, $6.00 cum. pfd.                                               12,250
             18,000 Diva Systems Corp. Ser. D, $6.00 pfd.                                                    63,000
                331 Dobson Communications Corp. 13.00% pfd.                                                 301,210
                252 Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                      229,320
                110 First Republic Capital Corp. 144A 10.50% pfd.                                            97,350
                576 Granite Broadcasting Corp. 12.75% cum. pfd. (PIK)                                       120,960
                 79 ICG Holdings, Inc. 14.25% pfd. (Canada) (In default) (NON)                                    1
                180 ICG Holdings, Inc. 14.00% pfd. (Canada)
                    (In default) (NON) (PIK)                                                                      2
                271 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (PIK)                               287,260
                110 Nextel Communications, Inc. 144A Ser. E,
                    11.125% pfd. (PIK)                                                                       45,100
                 84 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                      747,600
                322 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  257,248
                                                                                                     --------------
                    Total Preferred Stocks (cost $5,105,482)                                         $    4,538,619

CONVERTIBLE BONDS AND NOTES (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           240,000 American Tower Corp. cv. notes 5s, 2010                                          $      178,872
            180,000 DaVita, Inc. sub. notes 7s, 2009                                                        173,592
            530,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          201,400
            150,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                            141,750
             31,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                     25,265
          1,680,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                  852,600
            320,000 Solectron Corp. cv. notes zero %, 2020                                                  160,400
            100,000 Spectrasite Holdings, Inc. cv. sr. notes 6 3/4s, 2010                                    49,161
            330,000 Telewest Finance 144A cv. company guaranty 6s,
                    2005 (United Kingdom)                                                                   183,975
            100,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                         55,750
             80,000 Total Renal Care Holdings, Inc. 144A cv. 7s, 2009                                        75,800
                                                                                                     --------------
                    Total Convertible Bonds and Notes
                    (cost $2,462,976)                                                                $    2,098,565

ASSET-BACKED SECURITIES (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,300,000 Conseco Finance Securitization Corp. Ser. 00-4,
                    Class A6, 8.31s, 2032                                                            $    1,432,031
            300,000 Conseco Finance Securitization Corp. Ser. 00-6,
                    Class M2, 8.2s, 2032                                                                    311,553
            356,244 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                        235,121
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $1,952,684)                                  $    1,978,705
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (0.8%)
-------------------------------------------------------------------------------------------------------------------
$            15,312 Federal National Mortgage Association Pass-Through
                    Certificates 8s, April 1, 2027                                                   $       16,123
            565,000 Freddie Mac 5 1/4s, January 15, 2006                                                    533,750
            145,242 Freddie Mac 7s, December 1, 2026                                                         24,328
            131,804 Freddie Mac zero %, October 1, 2027                                                     117,243
                    Government National Mortgage Association
                    Pass-Through Certificates
            170,004 8s, December 15, 2022                                                                   181,077
            646,208 7s, with due dates from December 15, 2022 to
                    November 15, 2026                                                                       674,983
                                                                                                      -------------
                                                                                                          1,547,504

U.S. Treasury Obligations (0.2%)
-------------------------------------------------------------------------------------------------------------------
            305,000 U.S. Treasury Notes 5s, February 15, 2011                                               313,482
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $1,778,218)                                                                $    1,860,986

UNITS (0.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                350 Australis Media, Ltd. units 15 3/4s, 2003 (Australia)
                    (In default) (NON)                                                               $           35
            685,102 Contifinacial Corp. Liquidating Trust units
                    8 1/8s, 2031                                                                             61,659
             40,000 Fresenius Medical Capital Trust II units 7.875%,
                    2008 (Germany)                                                                           38,800
                130 Mikohn Gaming Corp. 144A units 11 7/8s, 2008                                            122,200
                225 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                    67,500
              2,000 XCL, Ltd. 144A units cv. cum. pfd. zero % (PIK)                                           1,000
                                                                                                     --------------
                    Total Units (cost $1,572,499)                                                    $      291,194

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                110 Interact Systems, Inc. 144A $14.00 cv. pfd.
                    (In default) (NON)                                                               $            1
              1,400 LTV Corp. (The) 144A $4.13 cv. pfd. (In default) (NON)                                    4,200
                 13 Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                   113,100
                 43 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                              64
                330 XCL, Ltd. 144A Ser. A, $9.50 cum. cv. pfd. (PIK)                                            165
                                                                                                     --------------
                    Total Convertible Preferred Stocks (cost $266,710)                               $      117,530

WARRANTS (0.1%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                130 Bestel SA de CV (Mexico)                                              5/15/05    $       15,600
                120 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08                12
                615 CellNet Data Systems, Inc.                                            10/1/07                 1
             11,800 CGA Group, Ltd. 144A                                                  2/11/07               118
                100 Colo.com, Inc. 144A                                                   3/15/10                 1
                250 Dayton Superior Corp.                                                 6/15/09             5,000
                420 Decrane Aircraft Holdings Co.                                         9/30/08                 1
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/10                 1
              3,392 Delta Financial Corp.                                                 12/21/10                1
                 60 Diva Systems Corp.                                                    5/15/06            15,000
                939 Diva Systems Corp. 144A                                               3/1/08              2,817
                120 Globalstar Telecommunications                                         2/15/04                 1
                270 Horizon PCS, Inc.                                                     10/1/01             5,400
                110 Interact Systems, Inc.                                                8/1/03                  1
                110 Interact Systems, Inc. 144A                                           12/15/09                1
             22,383 Intira Corp. Class B                                                  9/29/10                 2
                230 iPCS, Inc. 144A                                                       7/15/10            13,800
                500 Iridium World Com 144A                                                7/15/05                 1
                170 IWO Holdings, Inc.                                                    1/15/11            11,900
                340 Jostens, Inc.                                                         5/1/10              6,843
                280 KMC Telecommunications Holdings, Inc. 144A                            4/15/08                 3
                290 Knology Holdings, Inc.                                                10/22/07               15
                166 Leap Wireless International, Inc. 144A                                4/15/10             4,980
                160 McCaw International, Ltd.                                             4/15/07             1,920
                145 Mediq, Inc. 144A                                                      6/1/09                  1
                140 Orbital Imaging Corp. 144A                                            3/1/05                  1
                160 Orion Network Systems                                                 1/15/07                 8
                320 Paxson Communications Corp. 144A                                      6/30/03             1,280
                100 Pliant Corp. 144A                                                     6/1/10                200
                720 Raintree Resort 144A                                                  12/1/04                 7
                140 Startec Global Communications Corp.                                   5/15/08                 4
                 45 Sterling Chemicals Holdings                                           8/15/08                27
                130 Telehub Communications Corp. 144A                                     7/31/05                 1
                400 Ubiquitel, Inc. 144A                                                  4/15/10            24,000
                395 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 4
                230 Veraldo Holdings, Inc. 144A                                           4/15/08               115
                150 XM Satellite Radio Holdings, Inc. 144A                                3/15/10               150
                                                                                                     --------------
                    Total Warrants (cost $315,044)                                                   $      109,217

COMMON STOCKS (--%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 50 AmeriKing, Inc.                                                                  $            1
             10,551 Arch Wireless, Inc.                                                                         211
              3,719 Aurora Foods, Inc.                                                                       14,822
             49,785 Celcaribe SA (Colombia)                                                                   6,223
              1,024 Fitzgeralds Gaming Corp.                                                                     10
              3,715 Intira Corp.                                                                                  1
                 53 Quorum Broadcast Holdings, Inc. Class E
                    (acquired 05/15/01, cost $52,488) (RES)                                                  52,600
                283 RSL Communications, Ltd. Class A                                                              8
                501 Vast Solutions, Inc. Class B1                                                             1,503
                501 Vast Solutions, Inc. Class B2                                                             1,503
                501 Vast Solutions, Inc. Class B3                                                             1,503
                                                                                                     --------------
                    Total Common Stocks (cost $144,224)                                              $       78,385

SHORT-TERM INVESTMENTS (17.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,000,000 Bombardier Capital, Inc.for an effective yield of
                    3.70%, October 12, 2001                                                          $      998,869
            900,000 British Telecom for an effective yield of 4.75%,
                    October 31, 2001                                                                        896,438
          1,000,000 Nisource Finance Corp. for an effective yield of
                    3.75%, November 2, 1001                                                                 996,667
            900,000 Qwest Capital Funding for an effective yield of
                    4.30%, December 21, 2001                                                                891,293
          2,000,000 Receivables Capital Corp. for an effective yield of
                    3.54%, October 5, 2001                                                                1,999,099
          1,000,000 Texas Utilities Co. for an effective yield of 4.00%,
                    October 19, 2001                                                                        998,000
          1,000,000 Tyco International Group SA for an effective yield
                    of 3.77%, October 2, 2001                                                               999,895
            350,000 U.S. Treasury Bill for an effective yield of 2.70%,
                    December 13, 2001 (SEG)                                                                 348,200
          8,538,000 Interest in $624,000,000 joint repurchase agreement dated September 28, 2001 with Morgan Stanley &
                    Co. due October 1, 2001 with respect to various
                    U.S. Government obligations -- maturity value of
                    $8,540,401 for an effective yield of 3.375%                                           8,538,000
         15,790,000 Interest in $500,000,000 joint tri-party repurchase agreement dated September 28, 2001 with Credit
                    Suisse First Boston due October 1, 2001 with
                    respect to various U.S. Government obligations --
                    maturity value of $15,794,441 for an effective yield
                    of 3.375%                                                                            15,790,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $32,456,575)                                  $   32,456,461
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $214,285,539) (b)                                        $  186,399,962
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $183,180,945.

  (b) The aggregate identified cost on a tax basis is $215,028,978, resulting in a gross unrealized appreciation and depreciation of $3,707,600 and $32,336,616, respectively, or net unrealized depreciation of $28,629,016.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2001 was $3,900,290 or 2.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at September 30, 2001, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at Report September 30, 2001:
      (as percentage of Market Value)

             Argentina         1.1%
             Canada            3.3
             France            1.9
             Mexico            1.7
             Russia            4.4
             Sweden            1.6
             United Kingdom    2.9
             United States    78.2
             Other             4.9
                             -----
             Total           100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2001
(aggregate face value $5,641,963)
                                                                 Unrealized
                                   Aggregate Face  Delivery     Appreciation/
                    Market Value       Value         Date      (Depreciation)
------------------------------------------------------------------------------
Australian Dollars   $  202,249    $  214,013      12/19/01       $(11,764)
Danish Krone            199,820       194,967      12/19/01          4,853
Euro                    588,538       581,621      12/19/01          6,917
Japanese Yen          4,601,211     4,551,156      12/19/01         50,055
Swiss Francs            105,286       100,206      12/19/01          5,080
------------------------------------------------------------------------------
                                                                  $ 55,141
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 2001
(aggregate face value $8,091,155)
                                                                 Unrealized
                        Market     Aggregate Face  Delivery     Appreciation/
                        Value          Value         Date      (Depreciation)
------------------------------------------------------------------------------
British Pounds       $3,800,234    $3,748,813      12/19/01       $(51,421)
Canadian Dollars      1,341,848     1,376,573      12/19/01         34,725
Euro                    154,421       151,356      12/19/01         (3,065)
New Zealand
Dollars                 361,912       383,402      12/19/01         21,490
Swedish Kronas        2,423,911     2,431,011      12/19/01          7,100
------------------------------------------------------------------------------
                                                                  $  8,829
------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2001
                                                                 Unrealized
                                   Aggregate Face  Expiration   Appreciation/
                      Total Value      Value         Date      (Depreciation)
------------------------------------------------------------------------------
Euro-Bobl (long)     $5,704,426    $5,663,317       Dec-01        $ 41,109
Euro-Bund 10 year
(long)                4,550,586     4,544,490       Dec-01           6,096
Euro 90 day (long)      487,125       481,796       Mar-02           5,329
Euro 90 day
(short)                 487,700       481,017       Dec-01          (6,683)
U.S. Long Bond
(long)                6,964,049     6,946,656       Dec-01          17,393
U.S. Treasury Note
10 year (short)       1,414,156     1,376,479       Dec-01         (37,677)
U.S. Treasury Note
5 year (long)         3,570,188     3,484,182       Dec-01          86,006
U.S. Treasury Note
5 year (short)          540,938       529,666       Dec-01         (11,272)
------------------------------------------------------------------------------
                                                                  $100,301
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Swap Contracts outstanding at September 30, 2001
                                                                   Unrealized
                                        Notional    Termination   Appreciation/
                                         Amount        Date      (Depreciation)
------------------------------------------------------------------------------

Agreement with
Salomon Smith
Barney dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                      $ 5,101,978    03/05/02    $   (292,844)

Agreement with
Salomon Smith
Barney dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                        5,000,779    03/05/02        (289,953)

Agreement with
Merrill Lynch
Capital Services
dated September
1, 2001 to
receive (pay)
monthly the
notional amount
multiplied by the
Merrill High
Yield Index, and
pay (receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                        4,605,605    11/02/01        (270,739)

Agreement with
Merrill Lynch
Capital Services
dated July 30,
2001 to pay
semi-annually the
notional amount
multiplied by
6.74%, and
receive quarterly
the notional
amount multiplied
by three month
USD LIBOR. by a
specified spread.                        1,600,000    10/31/05         174,546

Agreement with
Lehman Brothers
dated September
1, 2001 to
receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       10,000,232    11/02/01        (168,847)

Agreement with
Goldman Sachs &
Co. dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       20,002,563    12/04/01       1,163,113

Agreement with
Goldman Sachs &
Co. dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
U.S. Corporate
High Yield Index,
and pay (receive)
the notional
amount multiplied
by one month USD
LIBOR adjusted by
a specified
spread.                                  2,545,459    11/02/01        (146,317)

Agreement with
Goldman Sachs &
Co. dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                        2,545,459    11/02/01        (146,317)

Agreement with
Fleet National
Bank dated
September 1, 2001
to receive (pay)
monthly the
notional amount
multiplied by the
Lehman High Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       20,002,563    12/04/01      (1,161,486)

Agreement with
Credit Suisse
First Boston
dated July 31,
2001 to receive
(pay) monthly the
notional amount
multiplied by the
Lehman high Yield
Index, and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                        5,000,131    11/02/01        (247,346)

Agreement with
Merrill Lynch
Capital Services
amount multiplied
by 6.94%, and
receive quarterly
the notional
amount multiplied
by three month
USD LIBOR. by a
specified spread.                        2,000,000    10/02/10        (263,278)
------------------------------------------------------------------------------
                                                                   $(1,649,468)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $214,285,539) (Note 1)    $186,399,962
-------------------------------------------------------------------------------------------
Cash                                                                                352,335
-------------------------------------------------------------------------------------------
Foreign currency (cost $288,139)                                                    291,854
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,022,336
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              213,233
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,462,344
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             17,228
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             130,220
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       1,337,659
-------------------------------------------------------------------------------------------
Total assets                                                                    195,227,171

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               603,973
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,613,774
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,154,444
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        336,786
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           88,898
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        16,397
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,232
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              140,239
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                 66,250
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                          2,987,127
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               36,106
-------------------------------------------------------------------------------------------
Total liabilities                                                                12,046,226
-------------------------------------------------------------------------------------------
Net assets                                                                     $183,180,945

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $243,318,697
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,703,546)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                      (27,998,566)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                (29,435,640)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $183,180,945

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($70,939,332 divided by 11,712,674 shares)                                            $6.06
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.06)*                                $6.36
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($100,456,356 divided by 16,568,227 shares)**                                         $6.06
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,304,842 divided by 1,037,406 shares)**                                            $6.08
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,480,415 divided by 905,475 shares)                                                $6.05
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.05)*                                $6.25
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended September 30, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest income                                                                $  8,929,606
-------------------------------------------------------------------------------------------
Dividends                                                                           291,529
-------------------------------------------------------------------------------------------
Total investment income                                                           9,221,135

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    676,405
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      183,083
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,816
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,126
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                93,184
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               531,497
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                32,320
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                14,795
-------------------------------------------------------------------------------------------
Other                                                                                83,988
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,627,214
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (14,595)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,612,619
-------------------------------------------------------------------------------------------
Net investment income                                                             7,608,516
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (5,056,856)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (291,965)
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                     (1,469,656)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     265,713
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                  3,255
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                              61,994
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
written options and swap contracts during the period                             (8,699,217)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (15,186,732)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $ (7,578,216)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                     September 30         March 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  7,608,516     $ 15,852,334
--------------------------------------------------------------------------------------------------
Net realized loss on investments
and foreign currency transactions                                      (6,549,509)      (7,244,621)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and asset and liabilities in foreign currencies                        (8,637,223)      (7,628,209)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   (7,578,216)         979,504
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,415,279)      (4,867,774)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,470,506)      (6,681,013)
--------------------------------------------------------------------------------------------------
   Class C                                                               (271,455)        (356,237)
--------------------------------------------------------------------------------------------------
   Class M                                                               (264,313)        (438,564)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --       (1,752,922)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (2,405,883)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (128,284)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (157,930)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                        (297,545)       8,734,683
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (16,297,314)      (7,074,420)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   199,478,259      206,552,679
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $2,703,546
and $1,890,509, respectively)                                        $183,180,945     $199,478,259
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                        Year ended March 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.58        $7.12        $7.64        $8.70        $8.34        $8.38
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .27          .58(c)       .61          .60(c)       .65(d)       .63(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.50)        (.51)        (.47)        (.97)         .40         (.02)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.23)         .07          .14         (.37)        1.05          .61
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.29)        (.45)        (.61)        (.59)        (.59)        (.63)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)          --         (.01)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.02)        (.03)        (.02)
------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --           --         (.06)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.16)        (.02)        (.08)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.29)        (.61)        (.66)        (.69)        (.69)        (.65)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.06        $6.58        $7.12        $7.64        $8.70        $8.34
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.53)*       1.14         2.07        (4.33)       13.05         7.36
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $70,939      $76,301      $76,608      $78,484      $57,016      $39,178
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .62*        1.32         1.22         1.31         1.26(d)      1.25(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.17*        8.50         8.37         7.43         7.82(d)      7.74(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.49*      176.71       187.27       204.50       211.24       169.27
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, and $0.01 per share for the years ended March 31, 1998, and 1997, respectively.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                        Year ended March 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.59        $7.13        $7.65        $8.70        $8.34        $8.38
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .24          .53(c)       .56          .53(c)       .59(d)       .57(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.50)        (.51)        (.47)        (.95)         .40         (.03)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.26)         .02          .09         (.42)         .99          .54
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.27)        (.41)        (.56)        (.54)        (.53)        (.56)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)          --         (.01)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.02)        (.03)        (.02)
------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --           --         (.06)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.15)        (.02)        (.07)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.27)        (.56)        (.61)        (.63)        (.63)        (.58)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.06        $6.59        $7.13        $7.65        $8.70        $8.34
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.04)*        .38         1.30        (4.93)       12.20         6.56
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $100,456     $110,708     $117,090     $124,434      $85,379      $57,052
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.00*        2.07         1.97         2.06         2.01(d)      2.00(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.80*        7.75         7.62         6.67         7.07(d)      6.99(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.49*      176.71       187.27       204.50       211.24       169.27
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, and $0.01 per share for the years ended March 31, 1998, and 1997, respectively.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                             Sept. 30                             Feb. 1, 1999+
operating performance               (Unaudited)     Year ended March 31     to March 31
----------------------------------------------------------------------------------------
                                        2001         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.60        $7.14        $7.66        $7.77
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income                    .25          .53(c)       .56          .04(c)
----------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.50)        (.51)        (.47)        (.05)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.25)         .02          .09         (.01)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.27)        (.41)        (.56)        (.07)
----------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.02)
----------------------------------------------------------------------------------------
From return of capital                    --         (.15)        (.02)        (.01)
----------------------------------------------------------------------------------------
Total distributions                     (.27)        (.56)        (.61)        (.10)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.08        $6.60        $7.14        $7.66
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.88)*        .37         1.29         (.12)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,305       $6,407       $5,448       $1,957
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.00*        2.07         1.97          .33*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.79*        7.74         7.68          .73*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.49*      176.71       187.27       204.50
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                           September 30
operating performance               (Unaudited)                        Year ended March 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.58        $7.12        $7.64        $8.70        $8.34        $8.38
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .26          .56(c)       .59          .58(c)       .64(d)       .61(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.50)        (.50)        (.47)        (.97)         .39         (.03)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.24)         .06          .12         (.39)        1.03          .58
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.29)        (.44)        (.59)        (.57)        (.57)        (.60)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)          --         (.01)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.02)        (.03)        (.02)
------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --           --         (.06)          --
------------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.16)        (.02)        (.08)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.29)        (.60)        (.64)        (.67)        (.67)        (.62)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.05        $6.58        $7.12        $7.64        $8.70        $8.34
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.81)*        .89         1.82        (4.57)       12.76         7.09
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,480       $6,063       $7,407       $9,001       $8,771       $5,802
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75*        1.57         1.47         1.56         1.51(d)      1.50(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.04*        8.24         8.11         7.21         7.57(d)      7.48(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.49*      176.71       187.27       204.50       211.24       169.27
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01and $0.01 per share for the years ended March 31, 1998, and 1997, respectively.



NOTES TO FINANCIAL STATEMENTS
September 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Strategic Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with the preservation of capital by investing its assets in debt securities of domestic or foreign issuers, including government and corporate obligations. The fund may also invest in preferred stocks, common stocks, and other equity securities, as well as in cash or money market instruments.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends if any, are recorded at the fair market value of securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar executed). Gains or losses on securities sold are determined on the identified cost basis equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended September 30, 2001, the fund had no borrowings against the line of credit.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2001, the fund had a capital loss carryover of approximately $17,633,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,976,000    March 31, 2007
     8,233,000    March 31, 2008
     5,424,000    March 31, 2009

M) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended September 30, 2001, the fund's expenses were reduced by $14,595 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $650 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $45,919 and $484 from the sale of class A and class M shares, respectively, and received $262,069 and $1,494 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A shares and class M shares, respectively. For the six months ended September 30, 2001, Putnam Retail Management, acting as underwriter received $2,126 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $99,937,737 and $93,378,931, respectively. Purchases and sales of U.S. government obligations aggregated $28,456,894 and $31,352,838, respectively.

Written option transactions during the year are summarized as follows:

                                               Contract          Premiums
                                                Amounts          Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                      JPY 200,000,000             $4,548
---------------------------------------------------------------------------
Options opened                             USD 224,000              4,480
---------------------------------------------------------------------------
Options expired                                     --                 --
---------------------------------------------------------------------------
Options
closed                                JPY (200,000,000)             4,548
                                          USD (224,000)             4,480
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                        $--                $--
---------------------------------------------------------------------------

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Six months ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,918,992        $ 12,245,504
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  367,379           2,327,182
---------------------------------------------------------------------------
                                             2,286,371          14,572,686

Shares
repurchased                                 (2,170,476)        (13,821,208)
---------------------------------------------------------------------------
Net increase                                   115,895        $    751,478
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,922,828        $ 26,444,566
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  683,404           4,625,524
---------------------------------------------------------------------------
                                             4,606,232          31,070,090

Shares
repurchased                                 (3,768,322)        (25,502,446)
---------------------------------------------------------------------------
Net increase                                   837,910        $  5,567,644
---------------------------------------------------------------------------

                                       Six months ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,594,697        $ 16,599,018
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  413,401           2,619,439
---------------------------------------------------------------------------
                                             3,008,098          19,218,457

Shares
repurchased                                 (3,246,253)        (20,587,536)
---------------------------------------------------------------------------
Net decrease                                  (238,155)       $ (1,369,079)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,386,516        $ 29,701,236
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  783,212           5,309,800
---------------------------------------------------------------------------
                                             5,169,728          35,011,036

Shares
repurchased                                 (4,787,522)        (32,490,303)
---------------------------------------------------------------------------
Net increase                                   382,206        $  2,520,733
---------------------------------------------------------------------------

                                       Six months ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    482,683         $ 3,099,597
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   28,770             182,803
---------------------------------------------------------------------------
                                               511,453           3,282,400

Shares
repurchased                                   (444,747)         (2,856,932)
---------------------------------------------------------------------------
Net increase                                    66,706         $   425,468
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    415,995         $ 2,831,499
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   52,769             356,237
---------------------------------------------------------------------------
                                               468,764           3,187,736

Shares
repurchased                                   (260,995)         (1,755,464)
---------------------------------------------------------------------------
Net increase                                   207,769         $ 1,432,272
---------------------------------------------------------------------------

                                       Six months ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     57,037           $ 365,540
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   28,496             180,319
---------------------------------------------------------------------------
                                                85,533             545,859

Shares
repurchased                                   (101,996)           (651,271)
---------------------------------------------------------------------------
Net decrease                                   (16,463)          $(105,412)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    208,717         $ 1,414,904
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   58,969             399,565
---------------------------------------------------------------------------
                                               267,686           1,814,469

Shares
repurchased                                   (385,997)         (2,600,435)
---------------------------------------------------------------------------
Net decrease                                  (118,311)        $  (785,966)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the funds amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the funds did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin Cronin
Vice President

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Strategic Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA029-76224  896/2BQ/2BR  11/01